                                   Rule 497(e) File Nos. 033-49552 and 811-6740

                                   Supplement

                           DATED SEPTEMBER 10, 2002 TO
                       PROSPECTUS DATED DECEMBER 31, 2001

                      CITI(SM) INSTITUTIONAL CASH RESERVES

  Effective August 26, 2002, the Fund's service providers instituted additional voluntary fee waivers for all classes. The Fee Table in the Fund's prospectus is revised to read as follows:

  FEE TABLE
  SHAREHOLDER FEES - Fees Paid Directly From Your Investment

  -----------------------------------------------------------------------------
  Maximum Sales Charge (Load) Imposed on Purchases                        None
  Maximum Deferred Sales Charge (Load)                                    None
  -----------------------------------------------------------------------------

  ANNUAL FUND OPERATING EXPENSES Expenses That Are Deducted From Fund Assets
  -----------------------------------------------------------------------------
                                    CLASS I     CLASS L     CLASS O      CLASS S
  Management Fees                    0.20%       0.20%       0.20%        0.20%
  Distribution (12b-1) Fees
  (includes service fees)            0.35%       0.10%       0.60%        0.25%
  Other Expenses                     0.07%       0.07%       0.07%        0.07%

  -----------------------------------------------------------------------------
  Total Annual Operating Expenses*   0.62%       0.37%       0.87%        0.52%
  -----------------------------------------------------------------------------

    * Certain of the Fund's service providers are voluntarily waiving fees or reimbursing expenses such that current net annual fund operating expenses for Class I, Class L, Class O and Class S shares are expected to be:

                                     0.45%       0.20%       0.15%        0.35%

    These fee waivers and reimbursements may be reduced or terminated at any time.

    Expenses for Class I and O shares are based on estimated amounts for the current fiscal year.
-------------------------------------------------------------------------------

Effective immediately, the following replaces the second paragraph of the section entitled "Your Account -- How to Sell Shares" on page 8 of the prospectus:

  You will receive your redemption proceeds in federal funds normally on the business day on which you sell your shares, or if your redemption request is received by the sub-transfer agent after 5:00 p.m., on the next business day. If Fedwire or the applicable Federal Reserve Bank is closed on the day your redemption proceeds would otherwise be paid, payment of the redemption proceeds may be delayed one additional business day. Your redemption proceeds also may be delayed, or your right to receive redemption proceeds suspended, if the New York Stock Exchange is closed (other than on weekends or holidays) or trading is restricted, or if an emergency exists. The Fund has the right to pay your redemption proceeds by giving you securities instead of cash. In that case, you may incur costs (such as brokerage commissions) converting the securities into cash. You should be aware that you may have to pay taxes on your redemption proceeds.

                                                                       FD 02643